EGA Emerging Global Shares Trust

	Cusip	NYSE
Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund	268461100	EEG
Emerging Global Shares Dow Jones Emerging Markets Basic Materials Titans Index Fund	268461209	EBM
Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund*	268461852	EMT
Emerging Global Shares Dow Jones Emerging Markets Consumer Goods Titans Index Fund	268461308	ECG
Emerging Global Shares Dow Jones Emerging Markets Consumer Services Titans Index Fund	268461407	ECN
Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund*	268461860	EEO
Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund	268461506	EFN
Emerging Global Shares Dow Jones Emerging Markets Health Care Titans Index Fund	268461605	EHK
Emerging Global Shares Dow Jones Emerging Markets Industrials Titans Index Fund	268461704	EID
Emerging Global Shares Dow Jones Emerging Markets Technology Titans Index Fund	268461803	ETX
Emerging Global Shares Dow Jones Emerging Markets Telecom Titans Index Fund	268461886	ETS
Emerging Global Shares Dow Jones Emerging Markets Utilities Titans Index Fund	268461878	EUT

*	Funds being publicly offered as of the date of this Prospectus.

Prospectus
May 18, 2009

EGA Emerging Global Shares Trust (the “Trust”) is a registered investment company organized as a Delaware statutory trust that consists of separate exchange-traded funds (each a “Fund” and collectively, the “Funds”). ALPS Advisors, Inc. (“ALPS” or the “Adviser”) serves as the investment adviser to each Fund. Emerging Global Advisors, LLC (“EGA”) serves as a sub-adviser to each Fund. Esposito Partners, LLC (“Esposito Partners”) provides portfolio trading and index tracking services as a sub-adviser to each Fund.

The shares of each Fund (“Shares”) being offered are listed on the NYSE Arca, Inc. (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the indicative intraday value (“IIV”) of the Shares disseminated by the Exchange and may be above, below or equal to the Funds’ end of day net asset value per Share (“NAV”). Each Fund has its own CUSIP number and exchange trading symbol. Each Fund issues and redeems Shares on a continuous basis at NAV in large, specified numbers of Shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant underlying index and an amount of cash.

Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. As a practical matter, only institutions or large investors purchase or redeem creation units. Retail investors, therefore, generally will not be able to purchase or redeem Shares directly from or with a Fund at NAV. Rather, most retail investors will purchase or sell Shares in the secondary market at negotiated prices with the assistance of a broker. Thus, some of the information contained in this prospectus—such as information about purchasing and redeeming Shares from or with a Fund and all references to the Transaction Fee imposed on purchases and redemptions—is not relevant to retail investors. You should consider a Fund’s investment objectives, risks, charges and expenses carefully before investing. Please read the Prospectus carefully before investing.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured. May lose value. No bank guarantee.

INVESTMENT OBJECTIVE

Each Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield performance of the Fund’s corresponding benchmark index (each an “Underlying Index” and collectively, the “Underlying Indices”). Each Fund’s investment objective may be changed without shareholder approval (although a Fund will provide advance notice to shareholders at least 60 days before any such change takes effect). There can be no guarantee that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund is non-diversified and seeks to achieve its investment objective by attempting to replicate the portfolio of its Underlying Index through investments in equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under normal circumstances, each Fund will invest at least 80% of its net assets in securities of Emerging Markets companies included in the Fund’s Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in those securities. Each Fund defines Emerging Markets companies as companies that are included in the Dow Jones Wilshire Emerging Markets IndexSM (the “DJW Emerging Markets Index”). See “THE DOW JONES EMERGING MARKETS TITANS INDICES” below for more information. A Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

ADRs, which are issued by domestic banks, represent ownership interest in shares of foreign companies and are traded in the United States on exchanges or over-the-counter (“OTC”). ADRs enable investors from the United States to buy shares in foreign companies without undertaking cross-border transactions. GDRs are depositary receipts for shares of foreign companies that are traded in capital markets around the world.

Each Underlying Index is constructed using a rules-driven methodology to create a modified market capitalization weighted index comprised of Emerging Markets companies that are traded on U.S. or foreign exchanges and whose businesses stand to benefit significantly from the strong industrial and consumption growth occurring in middle income nations around the globe. The Underlying Indices seek to capture the aggregate potential of publicly traded firms in each of the 10 industrial sectors, as defined by the Industry Classification Benchmark (“ICB”) system developed by Dow Jones & Company, Inc. (“Dow Jones Indexes”), across the developing world.

Most traditional securities indices and index funds typically utilize a straight market capitalization weighted methodology that determines the proportion, or “weighting,” of each constituent security based on each security’s market capitalization (that is, its stock price multiplied by the number of outstanding shares). This means that the securities of companies with larger market capitalizations will generally be more heavily weighted in the index and the smallest companies in the index will frequently have minimal exposure. The very largest firms typically absorb most of the allocation in an unmodified market capitalization weighted country index.

In Emerging Markets, an unmodified market capitalization allocation may result in large stakes in giant former state-owned companies that may or may not be at the top of the market value table as a result of business prowess. Moreover, many Emerging Markets countries are dominated by a relatively small number of companies. They simply have not had the time to allow competitive markets to develop with many large, publicly traded names such as those associated with the developed world.

EGA believes that to truly have a robust and diversified Emerging Markets portfolio that is conducive to providing optimal risk-return performance characteristics, the modified market capitalization weighted approach used by Dow Jones Indexes to create the Underlying Indices is superior to a pure market capitalization approach. This modified capitalization approach considers a more comprehensive set of economic forces within various nations rather than just company size, seeks to diversify correlation effects that result from trade links between countries and examines investable developing countries without making a distinction for smaller, less developed and less liquid countries or “frontier markets.”

From time to time, a Fund will purchase or sell certain of its portfolio securities to reflect changes to the constituent securities of its Underlying Index. The Funds will also rebalance their portfolio securities promptly following the annual rebalancing of each Underlying Index. The Funds do not seek temporary defensive positions when equity markets decline or appear to be overvalued.

Each Fund’s intention is to replicate the constituent securities of the corresponding Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, a Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of its Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. When securities are deleted from an Underlying Index, a Fund will typically remove these securities from the Fund’s portfolio. However, the Funds may, in EGA’s discretion, remain invested in securities that were deleted from the Fund’s Underlying Index until the next rebalancing of the Fund.

More information about the Funds’ investment strategies is presented under “Additional Securities, Investments and Investments” below and in the Funds’ Statement of Additional Information (“SAI”), which is available from the Funds upon request or at the Funds’ website, www.egshares.com.

Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund

Exchange Trading Symbol: EEG	Cusip Number: 268461100

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Composite Titans 100 Index. The Dow Jones Emerging Markets Composite Titans 100 Index is a stock market index comprised of a representative sample of 100 Emerging Markets companies that Dow Jones Indexes deems to be the 10 leading companies in each of the 10 industrial sectors, as defined by the ICB, across the developing world.

Under normal circumstances, the Fund will invest at least 80% of its net assets in companies included in the Dow Jones Emerging Markets Composite Titans 100 Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

Emerging Global Shares Dow Jones Emerging Markets Basic Materials Titans Index Fund

Exchange Trading Symbol: EBM	Cusip Number: 268461209

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Basic Materials Titans Index. The Dow Jones Emerging Markets Basic Materials Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Basic Materials sector of the global economy.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Basic Materials companies included in the Dow Jones Emerging Markets Basic Materials Titans Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Basic Materials companies as companies that are included in the Dow Jones Emerging Markets Basic Materials Titans Index at the time of purchase and generally includes companies whose businesses involve: chemicals; forestry and paper; industrial metals; and mining. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund

Exchange Trading Symbol: EMT	Cusip Number: 268461852

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Metals & Mining Titans Index. The Dow Jones Emerging Markets Metals & Mining Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be in the Metals & Mining sector of the global economy. The Metals & Mining sector is a sub-sector of the Basic Materials industry, as defined by ICB. Accordingly, some securities in which the Fund invests may also be held by the Emerging Global Shares Dow Jones Emerging Markets Basic Materials Titans Index Fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Metals & Mining companies included in the Dow Jones Emerging Markets Metals & Mining Titans Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Metals & Mining companies as companies that are included in the Dow Jones Emerging Markets Metals & Mining Titans Index at the time of purchase and generally includes companies involved in the extraction and basic processing of basic resources (other than oil and gas), such as coal, metal ore (including the production of basic aluminum, iron and steel products), precious metals and gemstones. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

Emerging Global Shares Dow Jones Emerging Markets Consumer Goods Titans Index Fund

Exchange Trading Symbol: ECG	Cusip Number: 268461308

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Consumer Goods Titans Index. The Dow Jones Emerging Markets Consumer Goods Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Consumer Goods sector of the global economy.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Consumer Goods companies included in the Dow Jones Emerging Markets Consumer Goods Titans Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Consumer Goods companies as companies that are included in the Dow Jones Emerging Markets Consumer Goods Titans Index at the time of purchase and generally includes companies whose businesses involve: automobiles and parts; beverages; food production; household goods; leisure goods; personal goods; and tobacco. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

Emerging Global Shares Dow Jones Emerging Markets Consumer Services Titans Index Fund

Exchange Trading Symbol: ECN	Cusip Number: 268461407

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Consumer Services Titans Index. The Dow Jones Emerging Markets Consumer Services Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Consumer Services sector of the global economy.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Consumer Services companies included in the Dow Jones Emerging Markets Consumer Services Titans Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Consumer Services companies as companies that are included in the Dow Jones Emerging Markets Consumer Services Titans Index at the time of purchase and generally includes companies whose businesses involve: food and drug retail; general retail; media; and travel and leisure. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund

Exchange Trading Symbol: EEO	Cusip Number: 268461860

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Oil and Gas Titans Index. The Dow Jones Emerging Markets Oil and Gas Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Oil and Gas sector of the global economy, which also includes alternative energy sources other than oil and gas.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Energy companies included in the Dow Jones Emerging Markets Oil and Gas Titans Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Energy companies as companies that are included in the Dow Jones Emerging Markets Oil and Gas Titans Index at the time of purchase and generally includes companies whose businesses involve: oil and gas production; oil equipment, services and distribution; and alternative energy. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund

Exchange Trading Symbol: EFN	Cusip Number: 268461506

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Financials Titans Index. The Dow Jones Emerging Markets Financials Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Financials sector of the global economy.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Financials companies included in the Dow Jones Emerging Markets Financials Titans Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Financials companies as companies that are included in the Dow Jones Emerging Markets Financials Titans Index at the time of purchase and generally includes companies whose businesses involve: banking; insurance; real estate; and financial services. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

Emerging Global Shares Dow Jones Emerging Markets Health Care Titans Index Fund

Exchange Trading Symbol: EHK	Cusip Number: 268461605

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Health Care Titans Index. The Dow Jones Emerging Markets Health Care Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Health Care sector of the global economy.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Health Care companies included in the Dow Jones Emerging Markets Health Care Titans Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Health Care companies as companies that are included in the Dow Jones Emerging Markets Health Care Titans Index at the time of purchase and generally includes companies whose businesses involve: health care equipment and services; pharmaceuticals; and biotechnology. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

Emerging Global Shares Dow Jones Emerging Markets Industrials Titans Index Fund

Exchange Trading Symbol: EID	Cusip Number: 268461704

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Industrials Titans Index. The Dow Jones Emerging Markets Industrials Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Industrials sector of the global economy.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Industrials companies included in the Dow Jones Emerging Markets Industrials Titans Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Industrials companies as companies that are included in the Dow Jones Emerging Markets Industrials Titans Index at the time of purchase and generally includes companies whose businesses involve: construction and materials; aerospace and defense; general industry; electronic and electrical equipment; industrial engineering; industrial transportation; and support services. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

Emerging Global Shares Dow Jones Emerging Markets Technology Titans Index Fund

Exchange Trading Symbol: ETX	Cusip Number: 268461803

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Technology Titans Index. The Dow Jones Emerging Markets Technology Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Technology sector of the global economy.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Technology companies included in the Dow Jones Emerging Markets Technology Titans Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Technology companies as companies that are included in the Dow Jones Emerging Markets Technology Titans Index at the time of purchase and generally includes companies whose businesses involve: software and computer services; and technology hardware and equipment. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

Emerging Global Shares Dow Jones Emerging Markets Telecom Titans Index Fund

Exchange Trading Symbol: ETS	Cusip Number: 268461886

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Telecommunications Titans Index. The Dow Jones Emerging Markets Telecommunications Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Telecommunications sector of the global economy.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Telecommunications companies included in the Dow Jones Emerging Markets Telecommunications Titans Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Telecommunications companies as companies that are included in the Dow Jones Emerging Markets Telecommunications Titans Index at the time of purchase and generally includes companies whose businesses involve fixed-line and mobile telecommunications. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

Emerging Global Shares Dow Jones Emerging Markets Utilities Titans Index Fund

Exchange Trading Symbol: EUT	Cusip Number: 268461878

The Fund seeks to achieve its investment objective of total return by investing in the constituent securities of the Dow Jones Emerging Markets Utilities Titans Index. The Dow Jones Emerging Markets Utilities Titans Index is a stock market index comprised of 30 leading Emerging Markets companies that Dow Jones Indexes deems to be part of the Utilities sector of the global economy.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Utilities companies included in the Dow Jones Emerging Markets Utilities Titans Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Utilities companies as companies that are included in the Dow Jones Emerging Markets Utilities Titans Index at the time of purchase and generally includes companies whose businesses involve provision of: electricity; gas; water; or in several services (multi-utilities). The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

PRINCIPAL RISK FACTORS

Like all investments, investing in the Funds entails risks, including the risk that you may lose part or all of the money you invest. Many factors affect the value of an investment in a Fund. A Fund’s NAV will change daily based on variations in market conditions, interest rates and other economic, political or financial developments. A Fund’s response to these developments will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of those issuers. In addition, because each Fund’s Shares are traded on the Exchange, the market price of a Fund’s Shares may be influenced by other economic or market forces. Accordingly, the market price of each Fund’s Shares may be more or less than the Fund’s IIV or NAV at any point in time during the trading day. Management believes, however, that under normal market conditions, large market price premiums or discounts to NAV will not be sustained because of arbitrage opportunities.

The factors most likely to have a significant impact on each Fund’s portfolio are called “principal risks,” and are described below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. Each Fund may be subject to risks in addition to those identified as principal risks. The SAI contains additional information about the risks of investing in the Funds.

Equity Securities Risk (all Funds) Equity securities risk is the risk that broad movements in financial markets will adversely affect the price of securities owned by a Fund, regardless of how well the companies in which the Fund invests perform. Equity securities risk is thus the risk that the price of one or more of the securities in a Fund’s portfolio will fall. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Depositary Receipts Risk (all Funds) Each Fund may invest in the securities of foreign companies by purchasing ADRs and GDRs (collectively “Depositary Receipts”). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs and GDRs trade in foreign currencies that may differ from the currency that the underlying security for each ADR or GDR principally trades in. Generally, ADRs in registered form are designed for use in the U.S. securities markets and are denominated in U.S. dollars. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world.

Each Fund may hold unsponsored Depositary Receipts, which are organized independently and without the cooperation of the issuer of the underlying securities. As result, available information concerning the issuers may not be as current for unsponsored Depositary Receipts, and the prices of unsponsored Depository Receipts may be more volatile than if such instruments were sponsored by the issuer.

The Funds will generally price Depositary Receipts according to the exchange on which the Depositary Receipts trade. To the extent that the exchange price of a Depositary Receipt differs from the local price of the underlying security used by a Funds’ corresponding Underlying Index, the Fund may be prevented from fully achieving its investment objective of tracking the performance of its Underlying Index. See “Non-Correlation Risk” below.

Market Trading Risks (all Funds) There can be no assurance that an active trading market for Fund Shares will develop or be maintained. Although it is expected that the Shares of the Funds will be listed for trading on the Exchange, it is possible that an active trading market may not be maintained. This principal risk applies only to investors who will buy and sell Shares of the Funds in secondary market transactions on the Exchange through brokers and does not apply to investors such as market makers, large investors and institutions who purchase and sell Creation Units directly from and to a Fund.

Liquidity Risk (all Funds) In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of EGA. This may prevent a Fund from limiting losses, realizing gains or from achieving its investment objective of tracking the performance of its Underlying Index. In addition, investments in certain foreign securities may be less liquid and more volatile than many U.S. securities. As a result, a Fund may at times be unable to sell foreign securities at favorable prices. A previously established liquid foreign securities market may become illiquid due to economic or political conditions.

Redemption Risk (all Funds) The Funds intend to rely on an exemptive order issued by the SEC to the Adviser that will permit the Funds to delay redemptions of its securities for up to 14 days, based in part on the greater relative illiquidity and longer settlement times of Emerging Markets securities. This principal risk applies to investors such as market makers, large investors and institutions who purchase and sell Creation Units directly from and to a Fund and does not apply to investors who will buy and sell Shares of the Funds in secondary market transactions on the Exchange through brokers.

Lack of Market Liquidity for Fund Shares (all Funds) Trading of Shares of a Fund on the Exchange or another national securities exchange may be halted if exchange officials deem such action appropriate, if a Fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If a Fund’s Shares are delisted, the Fund may seek to list its Shares on another market, merge with another ETF or traditional mutual fund, or redeem its Shares at NAV. Management believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. This principal risk applies only to investors who will buy and sell Shares of the Funds in secondary market transactions on the Exchange through brokers and does not apply to investors such as market makers, large investors and institutions who purchase and sell Creation Units directly from and to a Fund.

Shares of the Funds May Trade at Prices Other Than NAV (all Funds) It is expected that the Shares of each Fund will be listed for trading on the Exchange and will be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares of each Fund will approximate the respective Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of a Fund in the secondary market, and you may receive less than NAV when you sell those Shares in the secondary market.

The market price of Fund Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Fund Shares are most likely to trade at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which is when you may most want to sell your Shares. Management believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Non-Correlation Risk (all Funds) A Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, if a Fund utilizes a representative sampling approach, its return may not correlate as well with the return on its Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index. In addition, each Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. A Fund may not be fully invested at times, in which case holding cash balances may prevent it from replicating its Underlying Index. If a Fund fair values portfolio securities when calculating its NAV, the Fund’s return may vary from the return of its Underlying Index to the extent the Underlying Index reflects stale pricing. Likewise, a variation between the return of a Fund and its Underlying Index may occur if the closing prices of ADRs or GDRs held by a Fund differ from the closing prices of ordinary shares of companies represented by those ADRs or GDRs.

Non-Diversification Risk (all Funds) Each Fund is non-diversified and, as a result, may have greater volatility than other diversified funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company than diversified funds, the performance of that company can have a substantial impact on a Fund’s Share price. Each Fund intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund.

Foreign Currency Risk (all Funds) Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Foreign Investment Risk (all Funds) Foreign securities and financial instruments correlated to foreign securities may be more volatile than their U.S. counterparts for a variety of reasons, including the effects of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. There may be less government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. In addition, foreign companies may not be subject to the same disclosure, accounting, auditing, and financial reporting standards and practices as U.S. companies. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery, or recovery of money or investments. Restrictions on currency trading that may be imposed by foreign countries may adversely affect the value of the securities of companies that trade or operate in such countries. Fluctuations in foreign currencies may have an impact on the value of securities or financial instruments purchased by a Fund as described under Foreign Currency Risk above.

Emerging Markets Risk (all Funds) Investments in Emerging Market securities are subject to risks that are both greater than and different from the risks described under Foreign Investment Risk above. These Emerging Market risks are extremely difficult, if not impossible, to predict, but could include the following: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; significant periods of inflation or deflation; restrictions on foreign investment; possible nationalization, expropriation, or confiscatory taxation of investment income and capital; increased social, economic and political uncertainty and instability; pervasive corruption and crime; more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, the risks associated with investing in narrowly defined geographic securities are generally more pronounced with respect to investments in emerging market countries.

Small- and Mid-Cap Company Investment Risk (all Funds) Small- and Mid-Cap companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Further, stocks of small-and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industrywide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Portfolio Turnover Risk (all Funds) Active market trading of Fund shares may cause more frequent creation or redemption activities and to the extent such creation and redemption activities are not conducted in-kind could increase the rate of portfolio turnover. Higher turnover rates may increase brokerage costs and may result in increased taxable capital gains.

Concentration Risk (all Funds except the Titans Composite Index Fund) A Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Basic Materials Risk (Basic Materials Titans Index Fund) Issuers in the Basic Materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the Basic Materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

Metals & Mining Risk (Metals & Mining Titans Index Fund) Securities of companies involved in metals and mining may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various basic resources. In addition, some companies may be subject to the risks generally associated with extraction of basic resources, such as the risks of mining, and the risks of the hazards associated with metals and mining, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of metals and mining may be affected by action and changes in governments.

Consumer Goods Risk (Consumer Goods Titans Index Fund) The Consumer Goods sector may be strongly affected by fads, marketing campaigns and other economic or social factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies represented in the Underlying Index. In addition, tobacco companies in the Consumer Goods sector may be adversely affected by new laws, regulation and litigation.

Consumer Services Risk (Consumer Services Titans Index Fund) The success of consumer service suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition and consumer confidence. The consumer services sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer service companies.

Energy Risk (Energy Titans Index Fund) The profitability of companies in the Oil and Gas sector (including alternative energy suppliers) is related to worldwide energy prices, exploration, and production spending. Companies in the Oil and Gas sector may be adversely affected by natural disasters or other catastrophes, and may be at risk for environmental damage claims. Companies in the Oil and Gas sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, government regulation or world events in the regions that the companies operate (i.e., expropriation, nationalization, confiscation of assets and coups, social unrest, violence or labor unrest). The Fund will have significant investments in companies located in emerging market countries, which may heighten these risks.

Financials Risk (Financials Titans Index Fund) Companies in the Financials sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently. The Financials sector is exposed to risks that may impact the value of investments in the Financials sector more severely than investments outside this sector, including operating with substantial financial leverage. The Financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses or even become insolvent or bankrupt. Some financial services companies have experienced declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to decline in value.

Health Care Risk (Health Care Titans Index Fund) The profitability of companies in the Health Care sector may be affected by extensive government regulation, restriction on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the Health Care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the Health Care sector may be thinly capitalized and may be susceptible to product obsolescence.

Industrials Risk (Industrials Titans Index Fund) The stock prices of companies in the Industrials sector are affected by supply and demand both for their specific product or service and for Industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions affect the performance of companies in the Industrials sector. Companies in the Industrials sector may be adversely affected by environmental damages and product liability claims.

Technology Risk (Technology Titans Index Fund) Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions, government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the global Technology industry as a whole.

Telecommunication Risk (Telecom Titans Index Fund) The global Telecommunications market is characterized by increasing competition and government regulation. Companies in the Telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of telecommunications companies obsolete.

Utilities Risk (Utilities Titans Index Fund) Companies in the Utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitation on rates charged to customers. The value of regulated utility equity securities may have an inverse relationship to the movement of interest rates. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures, making the price of their equity securities more volatile.

PERFORMANCE

There is no performance information presented for the Funds, as the Funds had not commenced investment operations as of the date of this Prospectus.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Shares of the Funds.(1) The fees are expressed as a percentage of the Fund’s average net assets. You may also incur customary brokerage charges when buying or selling Fund Shares.

	Composite Fund	Basic Materials Fund	Metals & Mining Fund	Consumer Goods Fund	Consumer Services Fund	Energy Fund
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (2)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Sub-Advisory Fees	0.75%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-l) Fees (3)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses (4)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.10%	1.20%	1.20%	1.20%	1.20%	1.20%
Less Sub-Advisory Fee Waiver/Expense Reimbursement (5)	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Net Annual Fund Operating Expenses	0.75%	0.85%	0.85%	0.85%	0.85%	0.85%

	Financials Fund	Health Care Fund	Industrials Fund	Technology Fund	Telecom Fund	Utilities Fund
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees (2)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Sub-Advisory Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-l) Fees (3)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses (4)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Less Sub-Advisory Fee Waiver/Expense Reimbursement (5)	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Net Annual Fund Operating Expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

The following example is intended to help retail investors compare the cost of investing in each Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in a Fund for the time periods indicated and then redeemed all of the Shares at the end of those periods. This example assumes that a Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors will pay to buy and sell Shares of a Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund	$77	$316
Emerging Global Shares Dow Jones Emerging Markets Basic Materials Titans Index Fund	$87	$347
Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund	$87	$347
Emerging Global Shares Dow Jones Emerging Markets Consumer Goods Titans Index Fund	$87	$347
Emerging Global Shares Dow Jones Emerging Markets Consumer Services Titans Index Fund	$87	$347
Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund	$87	$347
Emerging Global Shares Dow Jones Emerging Markets Financial Titans Index Fund	$87	$347
Emerging Global Shares Dow Jones Emerging Markets Health Care Titans Index Fund	$87	$347
Emerging Global Shares Dow Jones Emerging Markets Industrials Titans Index Fund	$87	$347
Emerging Global Shares Dow Jones Emerging Markets Technology Titans Index Fund	$87	$347
Emerging Global Shares Dow Jones Emerging Markets Telecom Titans Index Fund	$87	$347
Emerging Global Shares Dow Jones Emerging Markets Utilities Titans Index Fund	$87	$347

(1)

In addition to a Fund’s Annual Fund Operating Expenses, institutional investors that purchase or redeem a Creation Unit directly with a Fund will be subject to a fixed transaction fee, ranging from $1,500 up to $7,000, depending on the Fund, for non-custom orders. An additional charge of up to four times the standard transaction fee may be imposed to the extent that cash is offered or received in lieu of securities to purchase Creation Units. These transaction fees apply to purchases and redemptions of Creation Units only. See “Creation and Redemption of Creation Units” below. These fees would not apply to Shares that are purchased and sold on the Exchange, although customary brokerage fees may apply.

(2)	For its services, the Trust pays the Adviser an annual management fee consisting of the greater of $400,000 or 0.10% of each Fund’s average daily net assets, not to exceed $1 million.

(3)

The Trust has adopted a Distribution and Service Plan pursuant to which each Fund may be subject to an annual Rule 12b-l fee of up to 0.25%. The Trust’s Board has not implemented this fee, however, and will not do so for at least one year from the date of this Prospectus.

(4)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(5)

The Trust and EGA have entered into a written fee waiver and expense reimbursement agreement pursuant to which EGA has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep each Fund’s expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) from exceeding the “Net Annual Fund Operating Expenses” shown in the table above. This agreement will remain in effect and will be contractually binding for at least one year from the date of this Prospectus. If Total Annual Fund Operating Expenses would fall below the expense limit, EGA may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three year period. Please see the section titled “Management of the Trust” for more information.

ADDITIONAL SECURITIES, INSTRUMENTS AND STRATEGIES

This section describes additional securities, instruments and strategies that may be utilized by a Fund.

Depositary Receipts. Depositary Receipts include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

•	ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to U.S. issuers.

•

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

•

If a Fund invests in Depositary Receipts, it will generally use the closing price of the Depositary Receipt for purposes of calculating its daily NAV. To the extent that the Fund’s Underlying Index uses the closing price of the Depositary Receipt’s underlying foreign security instead of the Depositary Receipt for calculating the daily Underlying Index value, the Fund may experience increased tracking error.

Money Market Instruments. Money market instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

Repurchase Agreements. Repurchase agreements are contracts in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by EGA as a short-term investment vehicle for cash positions.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage. The Funds will designate cash and liquid securities in an amount sufficient to cover its repurchase obligations and will mark-to-market such amounts daily.

U.S. Government Securities. U.S. Government securities are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Loans of Portfolio Securities. A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. There is also a risk that a Fund may not be able to recall securities while they are on loan in time to vote proxies related to those securities.

The Funds participate in a securities lending program under which the Funds’ are authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. The Funds’ securities lending agent receives a portion of the interest earned on any reinvested collateral as an offset for the costs of the program.

Futures. Each Fund may enter into futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as the “initial margin.” This amount is maintained either with the futures commission merchant or in a segregated account at the Funds’ custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. A Fund also may effect futures transactions through futures commission merchants that are affiliated with the Adviser, EGA, Esposito Partners or a Fund in accordance with procedures adopted by the Board. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

SPECIAL RISKS OF EXCHANGE-TRADED FUNDS

Not Individually Redeemable Shares may be redeemed by a Fund at NAV only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

Trading Issues Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange may be halted due to extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, and the listing requirements may be amended from time to time.

PRECAUTIONARY NOTES

A Precautionary Note to Retail Investors The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the shares of other investment companies, including Shares of the Funds. Investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Adviser, including that such investment companies enter into an agreement with the Trust.

INFORMATION ABOUT THE INDEX LICENSOR

“Dow Jones”, and “Titans” are service marks of Dow Jones Indexes and have been licensed for use for certain purposes by EGA. The Funds are not sponsored, endorsed, sold or promoted by Dow Jones Indexes. Dow Jones Indexes makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Dow Jones Indexes’ only relationship to EGA is the licensing of certain trademarks, trade names and service marks of Dow Jones Indexes and of the Underlying Indices, which are determined, composed and calculated by Dow Jones Indexes without regard to EGA or the Funds. Dow Jones Indexes has no obligation to take the needs of EGA or the shareholders of the Funds into consideration in determining, composing or calculating the Underlying Indices. Dow Jones Indexes is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund Shares to be issued or in the determination or calculation of the equation by which the Fund Shares are to be converted into cash. Dow Jones Indexes has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Dow Jones Indexes does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein and Dow Jones Indexes shall have no liability for any errors, omissions, or interruptions therein. Dow Jones Indexes makes no warranty, express or implied, as to results to be obtained by EGA, shareholders of the Funds, or any other person or entity from the use of the Underlying Indices or any data included therein. Dow Jones Indexes makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones Indexes have any liability for any lost profits or indirect, punitive, special or consequential damages or losses, even if notified of the possibility thereof. There are no third party beneficiaries of any agreements or arrangements between Dow Jones Indexes and EGA.

CREATION AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units.” To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a DTC participant that has executed a Participant Agreement with the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”). Because Creation Units likely will cost millions of dollars, it is expected that only institutional investors will purchase and redeem Shares directly with an issuing Fund.

Retail investors may acquire Shares on the secondary market (i.e., not from the issuing Fund) through a broker. Shares of each Fund are listed on the Exchange and are publicly traded. For information about acquiring Shares through a secondary market purchase, please contact your broker. If you want to sell Shares of a Fund on the secondary market, you must do so through your broker. When you buy or sell Shares on the secondary market, your broker may charge you a commission or other transaction charges and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the secondary market. In addition, because secondary market transactions occur at market prices, you may pay more or less than NAV when you buy or sell those Shares.

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares directly with the Funds. In establishing this policy, the Board of Trustees noted that the Funds are expected to be attractive to arbitrageurs (whose trading activity will help ensure that Shares trade at or close to NAV) as well as active institutional and retail investors interested in buying and selling equity market basket index securities on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, each Fund issues and redeems its Shares at NAV in Creation Units plus applicable transaction fees and each Fund’s Shares may be purchased and sold on the Exchange at prevailing market prices. Given this structure, the Board determined that the risks of frequent trading were less than in the case of a traditional mutual fund.

Nevertheless, to the extent that purchases and redemptions of Shares directly with the Funds are effected in cash rather than through a contribution or redemption of portfolio securities, frequent purchases and redemptions of Shares could increase the rate of portfolio turnover. A high ratio of portfolio turnover may negatively impact a Fund’s performance by increasing transaction costs. In addition, large movements of cash into or out of a Fund may negatively impact the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.

Pricing Fund Shares

The trading price of a Fund’s Shares on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the Business Day (as defined below), and may be subject to fair valuation. The Trust is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and does not make any warranty as to its accuracy.

The NAV for a Fund is determined once daily as of the close of the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for regular trading (“Business Day”). NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities (including ADRs and GDRs) are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds may employ fair value pricing in situations where trading in securities on foreign securities exchanges and over-the-counter markets is completed before the close of business on a Business Day. In addition, fair valuation may be necessary where there is no securities trading in a particular country or countries on a Business Day. Moreover, a Fund’s NAV may not reflect changes in valuations on certain securities that occur at times or on days on which a Fund’s NAV is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its Shares, such as when trading takes place in countries on days that are not a Business Day.

Valuing the Funds’ investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Funds. Use of a rate different from the rate used by Dow Jones Indexes may adversely affect a Fund’s ability to track its Underlying Index.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units by these investors (“Authorized Participants”). For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds’ custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash in lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed in proper form by or through a DTC participant that is an Authorized Participant. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV. As further described in the SAI, custom orders will not be accepted by Distributor later than one hour prior to Closing Time. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

The price for each Creation Unit will equal the daily NAV times the number of Shares in a Creation Unit plus the fees described below and, if applicable, any transfer taxes. The approximate value of a Creation Unit as of the date of the Prospectus was $2,000,000.

A fixed creation transaction fee per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed to the extent that cash is used in lieu of securities to purchase Creation Units. See “Creation and Redemption of Creation Unit Aggregations” in the SAI. The Creation Transaction Fee schedule for each Fund is described in the following table:

	Composite Fund	Basic Materials Fund	Metals & Mining Fund	Consumer Goods Fund	Consumer Services Fund	Energy Fund

Creation Transaction Fee
Standard Transaction Fee	$7,000	$1,500	$2,500	$2,500	$2,500	$2,500
Maximum Transaction Fee	up to $28,000	up to $6,000	up to $10,000	up to $10,000	up to $10,000	up to $10,000

	Financials Fund	Health Care Fund	Industrials Fund	Technology Fund	Telecom Fund	Utilities Fund

Creation Transaction Fee
Standard Transaction Fee	$2,000	$2,500	$2,500	$2,500	$2,500	$2,500
Maximum Transaction Fee	up to $8,000	up to $10,000	up to $10,000	up to $10,000	up to $10,000	up to $10,000

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at each Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NYSE, through the facilities of the NSCC, the list of the names and the numbers of shares of each Fund’s portfolio securities (“Fund Securities”) that will be applicable that day to redemption requests in proper form. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the SAI. An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. As further described in the SAI, custom orders will not be accepted by the transfer agent later than 1 hour prior to the close of regular trading on the NYSE (i.e., for a normal close at 4:00 p.m. Eastern time, not after 3:00 p.m. Eastern time).

A fixed redemption transaction fee per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Fund to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A Fund may, in its discretion, reject a shareholder request for a cash redemption in lieu of securities. See “Creation and Redemption of

Creation Unit Aggregations” in the SAI. The Redemption Transaction Fee schedule for each Fund is described in the following table:

	Composite Fund	Basic Materials Fund	Metals & Mining Fund	Consumer Goods Fund	Consumer Services Fund	Energy Fund

Redemption Transaction Fee
Standard Redemption Fee	$7,000	$1,500	$2,500	$2,500	$2,500	$2,500
Maximum Redemption Fee	up to $28,000	up to $6,000	up to $10,000	up to $10,000	up to $10,000	up to $10,000

	Financials Fund	Health Care Fund	Industrials Fund	Technology Fund	Telecom Fund	Utilities Fund

Redemption Transaction Fee
Standard Redemption Fee	$2,000	$2,500	$2,500	$2,500	$2,500	$2,500
Maximum Redemption Fee	up to $8,000	up to $10,000	up to $10,000	up to $10,000	up to $10,000	up to $10,000

DIVIDENDS, DISTRIBUTIONS AND TAXES

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the Exchange, and

•	You purchase or redeem Creation Units.

Dividends & Distributions

Dividends and Distributions. Each Fund intends to elect and qualify to be treated each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally will not pay federal income tax on the income and gains it distributes to you. Each Fund expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually. Each Fund will also declare and pay net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Dividend.” If you are a taxable investor and invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s Shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Taxes

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains in excess of net short-term capital losses are taxable to you as long-term capital gains no matter how long you have owned your Shares. With respect to taxable years of a Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends paid to individual shareholders and designated by a Fund may be qualified dividend income eligible for taxation at long-term capital gain rates provided certain holding period requirements are met.

Taxes on Exchange-Listed Share Sales. A sale or exchange of Fund Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund Shares generally are subject to state and local taxes.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

OTHER INFORMATION

Distribution Plan

The Distributor serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-l under the 1940 Act. In accordance with its Rule 12b-l plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of shares of the Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor.

No 12b-l fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event 12b-l fees are charged in the future, because these fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Premium/Discount Information

The Funds anticipate that there is likely to be differences between the daily market price on secondary markets for Shares and the Funds’ NAV. NAV is the price per share at which a Fund issues and redeems Shares, and is calculated as described above. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange, as of the time the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund’s Market Price is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund’s Market Price is trading below the reported NAV, expressed as a percentage of the NAV.

MANAGEMENT OF THE TRUST

Board of Trustees and Officers

The Board of Trustees of the Trust is responsible for the general supervision of all of the Funds. The officers of the Trust are responsible for the day-to-day operations of the Funds.

The Investment Adviser and Sub-Advisers

The Adviser acts as each Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). The Adviser is a Colorado corporation with its principal offices located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. As of December 31, 2008, ALPS entities have provided supervisory, management, servicing or distribution services on approximately $240 billion in assets through closed-end funds, unit investment trusts, mutual funds, hedge funds, separately managed accounts and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisers. For its services, the Trust pays the Adviser an annual management fee consisting of the greater of $400,000 or 0.10% of each Fund’s average daily net assets, but not to exceed $1,000,000 per year. From time to time, the Adviser may waive all or a portion of its fee.

EGA serves as a sub-adviser to all of the Funds and provides investment advice and management services to the Funds. EGA is a Delaware limited liability company with its principal offices located at 171 East Ridgewood Ave., Ridgewood, NJ 07450. EGA supervises the day-to-day investment and reinvestment of the assets in each Fund and is responsible for designating the Deposit Securities and monitoring each Fund’s adherence to its investment mandate. For its investment advisory services, EGA is entitled to receive fees equal to 0.75% of the average daily net assets of the Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund and 0.85% of the average daily net assets of each of the other Funds.

Esposito Partners, a Delaware limited liability company, serves as a sub-adviser to all of the Funds and provides portfolio trading and index tracking services to the Funds under the supervision of EGA and the Adviser. Esposito Partners is an investment management firm specializing in sub-advisory services to exchange-traded funds. Its principal offices are located at 300 Crescent Court, Suite 650, Dallas, Texas 75201. As of December 31, 2008, Esposito had assets of approximately $30 million under management. Esposito Partners is compensated for its services from the management fees paid to EGA by the Trust.

EGA has agreed to reduce fees and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of each Fund (excluding any taxes, interest, brokerage fees and non-routine) from exceeding 0.85% of average daily net assets (0.75% for the Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund. Under this fee waiver and expense assumption agreement, EGA retains the right to seek reimbursement from each Fund of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed within three years of such reimbursement, provided and such reimbursement does not cause a Fund to exceed any applicable fee waiver or expense limitation agreement that was in place at the time the fees were waived or expenses were assumed. EGA, from its own resources, including profits from sub-advisory fees received from the Funds, also may make payments to broker-dealers and other financial institutions in connection with the distribution of the Funds’ Shares.

Subject to the fee waiver and expense assumption agreement, each Fund is responsible for all of its expenses, including: the investment advisory fees and sub-advisory fees (except for sub-advisory fees to Esposito Partners, which are paid by EGA as described above); costs of transfer agency, custody, fund administration, legal, audit and other services; interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions; distribution fees or expenses; and extraordinary expenses (including merger-related expenses, if any).

The basis for the Board of Trustees’ approval of the Advisory Agreement and sub-advisory agreements will be available in the Trust’s initial report to shareholders.

Portfolio Management

Richard C. Kang serves as the lead portfolio manager for each Fund and is responsible for the overall supervision of the investment management program of each Fund. This includes: supervising the consistency of portfolio security weighting allocations as compared to each Fund’s Underlying Index; making determinations with respect to alternative cash management vehicles and securities lending collateral investments; and monitoring corporate developments in constituent securities to ensure that Underlying Index reconstitutions are properly implemented in each corresponding Fund’s portfolio. Mr. Kang is the Chief Investment Officer of EGA and joined EGA in October 2008. Prior to that Mr. Kang was a contract consultant for ETFx Indexes from October 2007 to September 2008. From January 2007 to September 2008, Mr. Kang was an independent consultant and blogger of The Beta Brief. Prior to that, Mr. Kang was Chief Investment Officer of Quadrexx Asset Management from July 2003 to May 2005, and President and Chief Investment Officer of Meridian Global Investors from November 2002 to December 2007.

Esposito Partners conducts portfolio trading and index tracking for each Fund and directs the purchase and sale of each Fund’s investment securities under the supervision of EGA. Esposito Partners utilizes a team of investment professionals acting together to manage the assets of the Funds. The three members of the Esposito Partners team with the responsibility for the day-to-day management of the Funds’ portfolios are William D. Martin, Marcus Talbert, and Benjamin Deweese.

Each of these portfolio managers has been with Esposito for one year. Prior to joining the firm Mr. Martin was with UBS for six months. Prior to UBS, Mr. Martin spent three years with Southwest Securities and two years with Stanford Group. Mr. Talbert, prior to joining the firm, was a portfolio manager at Broadway Investment Group for two years and with USAA for two years. Mr. Deweese was with the Bank of America for five years prior to joining Esposito.

Each Esposito portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities. Each portfolio manager is authorized to make investment decisions for all portfolios managed by the team. Each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

The Trust’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Shares in the Funds.

THE DOW JONES EMERGING MARKETS TITANS INDICES

The Underlying Indices are modified market capitalization weighted indices comprised of emerging markets companies that are traded on U.S. and foreign exchanges whose businesses stand to benefit significantly from the strong industrial and consumption growth occurring in middle income nations around the globe. These indices seek to capture the aggregate potential of publicly traded firms engaged in the metals and mining industry and in each of the 10 industrial sectors defined by Industry Classification Benchmark (ICB) system developed by Dow Jones Indexes across the developing world. Each Index is rebalanced annually. Dow Jones Indexes serves as the calculation agent for each Index. The value of each Index will be disseminated every 15 seconds over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. (Eastern time) under the following tickers:

Ticker
Dow Jones Emerging Markets Composite Titans 100 Index	DJEEG
Dow Jones Emerging Markets Basic Materials Titans Index	DJEBM
Dow Jones Emerging Markets Metals & Mining Titans Index	DJEMT
Dow Jones Emerging Markets Consumer Goods Titans Index	DJECG
Dow Jones Emerging Markets Consumer Services Titans Index	DJECN
Dow Jones Emerging Markets Oil and Gas Titans Index	DJEEO
Dow Jones Emerging Markets Financials Titans Index	DJEFN
Dow Jones Emerging Markets Health Care Titans Index	DJEHK
Dow Jones Emerging Markets Industrials Titans Index	DJEID
Dow Jones Emerging Markets Technology Titans Index	DJETX
Dow Jones Emerging Markets Telecommunications Titans Index	DJETS
Dow Jones Emerging Markets Utilities Titans Index	DJEUT

Eligibility Criteria for Index Components

The index universe for the Underlying Indices is defined as all stocks in the DJW Emerging Markets Index, which is part of the Dow Jones Wilshire Global Index family. The current list of emerging market countries in the index is published in the Dow Jones Wilshire Global Index family rulebook, available for download at www.djindexes.com. Countries are categorized as emerging markets countries for purposes of stock selection based on the stocks’ International Monetary Fund (“IMF”) classifications. Dow Jones Indexes conducts a three-part test to determine a company’s country assignment based on the company’s headquarters, domicile and primary market listing. As the DJW Emerging Markets Index universe of countries expands to include more nations, the Funds expect Dow Jones Indexes to include issues from those nations in the index. Constituent countries must have at least US $90 billion in economic output on a purchasing power parity basis as described by research conducted by the World Bank.

Companies domiciled in developed markets that derive a highly meaningful fraction of their revenue from economic activity in an emerging market may be considered an “emerging market” company for the purposes of index selection. Ultimately, selection is at the discretion of the index manager.

The index universe for issues is defined as all stocks in the DJW Emerging Markets Index, subject to the following two exceptions: (i) eligible components for Russia include ADRs and GDRs; and (ii) the Underlying Indices exclude local China shares that trade in Shanghai and Shenzhen. Only stocks of companies in mainland China that trade on the exchanges of Hong Kong and the U.S. are eligible. Each Underlying Index will include issues that are tied economically to at least three different countries.

Criteria For Inclusion

To be included in an Underlying Index, index components must meet the following criteria each Determination Date:

•	Market capitalization is at least $ 150 million.

•	A minimum Average Daily Traded Volume (ADTV) of at least $1,000,000 for the prior three months.

•	Traded on a public exchange.

Dow Jones Indexes may at any time, and from time to time, change the number of issues comprising an Underlying Index by adding or deleting one or more components or sectors, or replacing one or more issues contained in the Underlying Index with one or more substitute stocks of its choice, if, in the discretion of Dow Jones Indexes, such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the Underlying Index relates.

Calculation Methodology

Component securities are initially selected by market capitalization within their respective sector. Each sector is assigned an aggregate weight within the index. Sector weightings are initially determined by Dow Jones Indexes and are reviewed every twelve months in conjunction with the scheduled annual review of the composite index. Within each sector, the component weightings cannot exceed ten percent (10%) at initial constitution.

Stock Selection

Dow Jones Indexes creates a selection list for each Underlying Index that is comprised of the top 60 companies by float-adjusted market capitalization in each representative industrial sector or sub-sector (the “Selection List”). If an existing index component does not qualify for the Selection List, it will be replaced at the next annual review by the next highest-ranked non-component.

Component securities lists for each Underlying Index are then established by a process that ranks companies by float-adjusted market capitalization, revenue and net profit (the “Securities List”). For each company, a final rank is then calculated by weighting the float-adjusted market capitalization rank at 60%, the revenue rank at 20% and the net profit rank at 20%.

For each Underlying Index, with the exception of the Dow Jones Emerging Markets Composite Titans 100 Index, the top 30 companies by final rank within an Index’s respective industrial sector or sub-sector are selected as index components, subject to the following buffers: (i) if a non-component security is among the top 20 securities on the Selection List, it replaces the lowest-ranked security from the Securities List; and (ii) if a component security is not among the top 40 securities on the Selection List, it is replaced by the highest-ranked non-component on the Selection List.

For the Dow Jones Emerging Markets Composite Titans 100 Index, the top 10 companies by final rank in each of the Underlying Indices representing sectors, excluding the Dow Jones Emerging Markets Metals & Mining Titans Index, are selected as index components.

Annual Updates to the Index

The composition of each Underlying Index is reviewed annually, in June. Float factors, shares and weights are updated quarterly at the close of the third Friday in March, June, September and December. Each Underlying Index is also reviewed on an ongoing basis to account for corporate actions such as mergers, delistings or bankruptcies. The component weights will be determined and announced at the close of trading two days prior to the Rebalance Date. Each Underlying Index’s components are determined five days prior to the Rebalance Date.

Maintenance of the Index

In the event of a merger between two components, the share weight of the surviving entity may be adjusted to account for any shares issued in the acquisition. Dow Jones Indexes may substitute components or change the number of issues included in the index, based on changing conditions in the industry or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs, and reorganizations. In the event of component or share weight changes to an Underlying Index portfolio, the payment of dividends other than ordinary cash dividends, spin-offs, rights offerings, re-capitalization, or other corporate actions affecting a component of the Underlying Index, the Underlying Index divisor may be adjusted to ensure that there are no changes to the Underlying Index level as a result of these non-market forces.

Dissemination of Index Information

Whenever practical, Dow Jones Indexes will pre-announce stock additions and/or deletions as well as certain Underlying Index share weight changes at least two trading days before making such changes effective - either via www.djindexes.com, via broadcast email, or press release.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. The top ten holdings and all holdings of each Fund is posted on a daily basis to the Trust’s website at www.egshares.com.

OTHER SERVICE PROVIDERS

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Funds’ distributor.

The Bank of New York Mellon, located at 101 Barclay Street, New York, NY 10286, serves as the Funds’ administrator, accountant, custodian and transfer agent.

ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, provides the Trust with an Anti-Money Laundering Officer, Principal Financial Officer and Chief Compliance Officer, as well as certain additional compliance support functions.

Counsel and Independent Registered Public Accounting Firm

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as independent registered public accounting firm of the Trust. Briggs, Bunting & Dougherty, LLP audits the Funds’ financial statements and performs other related audit services.

If you want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about each Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. As of the date of this prospectus, annual and semiannual reports are not yet available because the Funds have not commenced operations.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 1-888-800-4347. The SAI and shareholder reports will also be available on the Funds’ website, www.egshares.com.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1- 202-551-8090. You may get copies of reports and other information about the Funds:

•	For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102; or

•	Free from the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov.

EGA Emerging Global
Shares Trust

Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund

Emerging Global Shares Dow Jones Emerging Markets Basic Materials Titans Index Fund

Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund

Emerging Global Shares Dow Jones Emerging Markets Consumer Goods Titans Index Fund

Emerging Global Shares Dow Jones Emerging Markets Consumer Services Titans Index Fund

Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund

Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund

Emerging Global Shares Dow Jones Emerging Markets Health Care Titans Index Fund

Emerging Global Shares Dow Jones Emerging Markets Industrials Titans Index Fund

Emerging Global Shares Dow Jones Emerging Markets Technology Titans Index Fund

Emerging Global Shares Dow Jones Emerging Markets Telecom Titans Index Fund

Emerging Global Shares Dow Jones Emerging Markets Utilities Titans Index Fund

PROSPECTUS

May 18, 2009

EGA Emerging Global Shares Trust Investment Company Act
File No. 811-22255